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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2000

             WATER PETROLEUM AND ENVIRONMENTAL TECHNOLOGIES COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 NEVADA                000-31099         04-3365594
      ----------------------------    -----------    ------------------
      (STATE OR OTHER JURISDICTION    (COMMISSION       (IRS EMPLOYER
            OF INCORPORATION)         FILE NUMBER)   IDENTIFICATION NO.)

          165 MAIN STREET, PENN YAN, NEW YORK               14527

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 243-7670

                 5882 S. 900 E., SUITE 202, SALT LAKE CITY, UTAH

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Item 1.   Changes in Control of Registrant.

     On October 16, 2000, the Registrant entered into an Agreement and Plan of Reorganization with SkyGivers, Inc, a Nevada corporation ("SkyGivers") which closed on November 15, 2000 pursuant to which Carol Fitzgerald, the sole stockholder of SkyGivers, received 7,008,895 restricted shares of the Registrant's common stock in exchange for all of the issued and outstanding shares of common stock of SkyGivers. Ms. Fitzgerald then returned
5,660,751 shares of the restricted common stock to the Registrant resulting in her ownership of 1,348,144 restricted shares of the Registrant's common stock representing 16% of the outstanding voting securities of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits:

                Exhibit 10 Agreement and Plan of Reorganization between Water Petroleum and Environmental Technologies Company and SkyGivers, Inc. dated October 16, 2000.


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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW GENERATION PLASTIC, INC.

Dated: November 29, 2000              By: /s/ CAROL FITZGERALD


                                              Carol Fitzgerald
                                              President